EXHIBIT 10.4.9


                          SECONDARY OPERATING AGREEMENT

     THIS SECONDARY OPERATING AGREEMENT (the "Agreement") is entered into as of this 1st day of February, 2001 by and among E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation (the "Company"), and GIBRALTER PUBLISHING, INC., a North Carolina corporation ("Gibralter").

                                   WITNESSETH:

     WHEREAS, the Company is in the business of selling and providing outsourced customer support services to entities with electronic commerce initiatives (the "Business"); and

     WHEREAS, Gibralter owns certain tangible and intangible assets (the "Option Assets", as defined below) currently used in the Business of the Company; and

     WHEREAS, the Company has granted to Gibralter the option to sell the Option Assets and Gibralter has granted to the Company the option to buy the Option Assets in accordance with the terms and conditions in that certain Option Agreement dated April 13, 2000, as amended by that certain First Amendment to Option Agreement dated as of the 1st day of February, 2001 (the "First Amendment to Option Agreement") (the "Option Agreement"); and

     WHEREAS, in order to pay the purchase price of the Option Assets, the Company has executed two separate promissory notes, Promissory Note A and Promissory Note B (as defined in the Option Agreement); and

     WHEREAS, the parties hereto desire to provide for an agreement governing the continued use, operation and ownership of the Option Assets should the Company default under Promissory Note A and the legal title to the Option Assets revert back to Gibralter pursuant to that certain Default and Assignment Agreement dated as of the 1st day of February, 2001 (the "Default and Assignment Agreement");

     NOW THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows (capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Option Agreement):

     1.   OPTION ASSETS. Gibralter hereby leases and licenses to the Company,
          -------------
for the Term hereof, all of those tangible and intangible assets of Gibralter listed on EXHIBIT A attached hereto (the "Option Assets"). Gibralter shall
          ---------
promptly allow the Company to use the Option Assets beginning immediately upon execution of this Agreement and continuing through the Term of this Agreement.

     2.   TERM. The term of this Agreement (the "Term") shall commence in
          ----
accordance with the conditions precedent set forth in Paragraph 3 below and shall continue thereafter until the termination of this Agreement in accordance with the provisions of Paragraph 5 below.

     3.   CONDITIONS PRECEDENT TO EFFECTIVENESS. It shall be a condition
          -------------------------------------
precedent to the effectiveness of this Agreement that the escrow agent under that certain Escrow Agreement dated as of the 1st day of February, 2001 (the "Escrow Agreement") shall have delivered to Gibralter that certain Default and Assignment Agreement dated as of the 1st day of February, 2001 between the Company, Gibralter and Paladyne Corp., a Delaware corporation ("Paladyne") (the "Default and Assignment Agreement"); provided, however, that this Agreement
                                     --------  -------
shall terminate in accordance with the provisions of Paragraph 5 below.

     4.   FEES FOR LEASING AND LICENSING THE OPTION ASSETS. In consideration
          ------------------------------------------------
of Gibralter's lease and license of the Option Assets to the Company pursuant to this Agreement, the Company shall pay to Gibralter such amounts, at such times, as are determined in accordance with the schedule of payments attached hereto as EXHIBIT B.
---------

     5.   TERMINATION; EFFECTS OF TERMINATION.
          -----------------------------------

          a.   Termination. This Agreement shall be automatically terminated on
               -----------
either: (i) that date Three Hundred Sixty (360) days from the date of Promissory Note A; or (ii) the date which is ten (10) business days following the Company's failure to make a scheduled payment in accordance with Exhibit B attached hereto.

          b.   Effects of Termination. Upon the termination of this Agreement by
               ----------------------
either party, neither party shall be obligated hereunder.

     5.   MISCELLANEOUS.
          -------------

     (a)  Governing Law. This Agreement shall be construed and interpreted
          -------------
in accordance with the laws of the State of North Carolina.

     (b)  Entire Agreement. The Company and Gibralter agree that no
          ----------------
representations or inducements have been made other than those expressed herein and that this Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof.

     (c)  Binding Effect. All of the terms and provisions of this Agreement
          --------------
shall be binding upon and inure to the benefit of the parties' successors and assigns.

     (d)  Amendment. This Agreement may not be amended, or modified, nor any
          ---------
provision hereof waived, nor the time for any performance hereunder extended, except in writing duly executed by both of the parties hereto.

     (e)  Assignment. The rights and obligations provided by this Agreement
          ----------
shall not be assignable without the express written consent of the parties hereto.

     (f)  No Third Party Beneficiaries. Nothing herein is intended to confer
          ----------------------------
upon any person, other than the parties and their successors and permitted assigns, any rights or remedies pursuant to this Agreement.


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


     (g)  Counterparts. This Agreement may be executed simultaneously in
          ------------
multiple counterparts, each of which shall be deemed an original.

     (h)  Notices. All notices, requests, demands, and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by certified or registered mail with postage prepaid, or shipped and receipted by express courier services with charges prepaid by shipper, addressed as follows (or to such other address as may be designated by notice given pursuant hereto):

               If to Gibralter:     Gibralter Publishing, Inc.
                                    1650A Gum Branch Road
                                    Jacksonville, North Carolina 28540

               If to the Company:   e-commerce support centers, inc.
                                    1650A Gum Branch Road
                                    Jacksonville, North Carolina 28540

               with a copy to:      Kilpatrick Stockton LLP
                                    3737 Glenwood Avenue, Suite 400
                                    Raleigh, North Carolina 27612
                                    Attn: James F. Verdonik

     (i)  Further Action. The parties hereto, at any time and from time to
          --------------
time, after the date hereof, upon the request of the other party hereto, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, agreements, assurances and powers of attorney as may be reasonably required to carry out the transactions herein contemplated.

               [Remainder of this page intentionally left blank.]


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


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be made and entered into by their duly authorized officers as of the day and year first above written.

                                        COMPANY:

                                        E-COMMERCE SUPPORT CENTERS, INC., a
                                        North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Terrence J. Leifheit, President
/s/ Clifford A. Clark
----------------------------------
Clifford A. Clark, Secretary

[CORPORATE SEAL]


                                        GIBRALTER:

                                        GIBRALTER PUBLISHING, INC., a
                                        North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Terrence J. Leifheit, President
/s/ Edward A. Bohn
----------------------------------
Edward A. Bohn, Secretary

[CORPORATE SEAL]

                                    EXHIBIT A
                                    ---------
                                  OPTION ASSETS

                                    EXHIBIT B
                                    ---------

The Company shall pay to Gibralter the sum of Twenty-Five Thousand and No/100 Dollars ($25,000.00) per month during the Term of this Agreement for the lease and license of the Option Assets.


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